U.S. GLOBAL ACCOLADE FUNDS












                          Global Blue Chip Fund



                    Statement Of Additional Information




















This Statement of Additional Information is not a prospectus. You should read it in conjunction with the prospectus ("Prospectus") dated February 2, 1998, as amended September 3 and October 1, 1998, which you may request from U. S. Global Investors, Inc. ("Adviser"), 7900 Callaghan Road, San Antonio, Texas 78229 or 1-800-US-FUNDS (1-800-873-8637).

The date of this Statement of Additional Information is February 2, 1998, as amended September 3 and October 1, 1998.


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                             TABLE OF CONTENTS
                                                                            PAGE

GENERAL INFORMATION............................................................3

INVESTMENT OBJECTIVES AND POLICIES.............................................3

RISK FACTORS...................................................................4

STRATEGIC TRANSACTIONS.........................................................8

PORTFOLIO TURNOVER............................................................12

MANAGEMENT OF THE FUND........................................................12

PRINCIPAL HOLDERS OF SECURITIES...............................................13

INVESTMENT ADVISORY SERVICES..................................................14

TRANSFER AGENCY AND OTHER SERVICES............................................15

DISTRIBUTION PLAN.............................................................15

CERTAIN PURCHASES OF SHARES OF THE FUND.......................................16

ADDITIONAL INFORMATION ON REDEMPTIONS.........................................17

CALCULATION OF PERFORMANCE DATA...............................................17

TAX STATUS....................................................................17

CUSTODIAN, FUND ACCOUNTANT AND ADMINISTRATOR..................................18

DISTRIBUTOR...................................................................18

INDEPENDENT ACCOUNTANTS ......................................................19

FINANCIAL STATEMENTS..........................................................19


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Statement of Additional Information - Global Blue Chip Fund
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                           GENERAL INFORMATION


U.S. Global Accolade Funds ("Trust") is an open-end management investment company and is a business trust organized under the laws of the Commonwealth of Massachusetts. There are several series within the Trust, each of which represents a separate diversified portfolio of securities ("Portfolio"). This Statement of Additional Information ("SAI") presents important information concerning the Global Blue Chip Fund ("Fund") and should be read in conjunction with the prospectus.


The assets received by the Trust from the issue or sale of shares of the Fund, and all income, earnings, profits and proceeds thereof, subject only to the rights of creditors, are separately allocated to such Fund. They constitute the underlying assets of each fund, are required to be segregated on the books of accounts, and are to be charged with the expenses with respect to such fund. Any general expenses of the Trust, not readily identifiable as belonging to a particular fund, shall be allocated by or under the direction of the Board of Trustees in such manner as the Board determines to be fair and equitable.

Each share of the Fund represents an equal proportionate interest in the Fund with each other share and is entitled to such dividends and distributions, out of the income belonging to that Fund, as are declared by the Board. Upon liquidation of the Trust, shareholders of each fund are entitled to share pro rata in the net assets belonging to the fund available for distribution.

As described under The Trust in the prospectus, the Trust's master trust agreement provides that no annual or regular meeting of shareholders is required. Thus, there will ordinarily be no shareholder meetings unless otherwise required by the Investment Company Act of 1940. The Trustees serve for six-year terms.

On any matter submitted to shareholders, the holder of each share is entitled to one vote per share with proportionate voting for fractional shares. On matters affecting any individual fund, a separate vote of that fund would be required. Shareholders of any fund are not entitled to vote on any matter that does not affect their fund.

Shares do not have cumulative voting rights, which means that in situations in which shareholders elect Trustees, holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trust's Trustees, and the holders of less than 50% of the shares voting for the election of Trustees will not be able to elect any person as a Trustee.

Shares have no preemptive or subscription rights and are fully transferable. There are no conversion rights.

Under Massachusetts law, the shareholders of the Trust could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the master trust agreement disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the Trustees. The master trust agreement provides for indemnification out of the Trust's property for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations.


                      INVESTMENT OBJECTIVES AND POLICIES

The following information supplements the discussion of the Fund's investment objectives and policies discussed in the Fund's prospectus.

Investment Restrictions. If a percentage investment restriction is adhered to at the time of investment, a later increase or decrease in percentage, resulting from a change in values of portfolio securities or amount of net assets, will not be considered a violation of any of the foregoing restrictions.




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FUNDAMENTAL INVESTMENT RESTRICTIONS

The Fund will not change any of the following investment restrictions, without the affirmative vote of a majority of the outstanding voting securities of the Fund, which, as used herein, means the lesser of (1) 67% of that Fund's outstanding shares present at a meeting at which more than 50% of the outstanding shares of that Fund are represented either in person or by proxy, or
(2) more than 50% of that Fund's outstanding shares.

The Fund may not:

(1)   Issue senior securities.

(2) Borrow money, except that the Fund may borrow not in excess of 5% of its total assets from banks as a temporary measure for extraordinary purposes, may borrow up to 331/3% of the amount of its total assets (reduced by the amount of all liabilities and indebtedness other than such borrowing) when deemed desirable or appropriate to effect redemptions, provided, however, that the Fund will not purchase additional securities while borrowings exceed 5% of the total assets of the Fund.

(3)   Underwrite the securities of other issuers.

(4)   Invest in real estate.

(5) Engage in the purchase or sale of commodities or commodity futures contracts, except that the Fund may invest in futures contracts, forward contracts, options, and other derivative investments in conformance with policies disclosed in the Fund's then current prospectus and/or Statement of Additional Information.

(6) Lend its assets, except that the Fund may purchase money market debt obligations and repurchase agreements secured by money market obligations, and except for the purchase or acquisition of bonds, debentures or other debt securities of a type customarily purchased by institutional investors and except that any Fund may lend portfolio securities with an aggregate market value of not more than one-third of such Fund's total net assets. (Accounts receivable for shares purchased by telephone shall not be deemed loans.)

(7) Purchase any security on margin, except that it may obtain such short-term credits as are necessary for clearance of securities transactions.

(8)   Sell short more than 5% of its total assets.

(9) Invest more than 25% of its total assets in securities of companies principally engaged in any one industry. For the purposes of determining industry concentration, the Fund relies on the Standard Industrial Classification as complied by Standard & Poor's Compustat Services, Inc. as in effect from time to time.

(10) With respect to 75% of its total assets the Fund will not: (a) Invest more than 5% of the value of its total assets in securities of any one issuer, except such limitation shall not apply to obligations issued or guaranteed by the United States ("U.S.") Government, its agencies or instrumentalities, or (b) acquire more than 10% of the voting securities of any one issuer.


(11) Invest more than 10% of its total net assets in open-end investment companies. To the extent that the Fund shall invest in open-end investment companies, the Fund's Adviser shall waive a proportional amount of their management fee.


                                 RISK FACTORS

The following information supplements the discussion of the Fund's risk factors discussed in the Fund's prospectus. The following are among the most significant risks associated with an investment in the Fund.

EQUITY PRICE FLUCTUATION. Equity securities are subject to price fluctuations depending on a variety of factors, including market, business, and economic conditions.


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FOREIGN INVESTMENTS. Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the United States securities laws. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation of the removal of funds or other assets of the Fund, political or financial instability or diplomatic and other developments that could affect such investment. In addition, economies of particular countries or areas of the world may differ favorably or unfavorably from the economy of the United States. It is anticipated that in most cases the best available market for foreign securities will be on exchanges or in over-the-counter markets located outside of the
United   States.   Foreign   stock   markets,   while   growing  in  volume  and
sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those in developing countries) may be less liquid and more volatile than securities of comparable
United  States  companies.  In  addition,   foreign  brokerage  commissions  are
generally higher than commissions on securities  traded in the United States and
may  be  non-negotiable.   In  general,   there  is  less  overall  governmental
supervision and regulation of foreign securities markets, broker/dealers, and issuers than in the United States.


EMERGING MARKETS.


The Fund may invest up to 20% of its total assets in countries considered by the Adviser to represent emerging markets. However, the Fund may not invest more than 5% of its total assets in any single emerging market country. The Adviser determines which countries are emerging market countries by considering various factors, including development of securities laws and market regulation, total number of issuers, total market capitalization, and perceptions of the investment community. Generally, emerging markets are those other than North America, Western Europe, and Japan. For example, the Adviser currently considers the following countries to be among the emerging markets in which it might invest: Argentina, Brazil, China, Columbia, Czech Republic, Indonesia, Peru, Philippines, Thailand, Turkey and Zimbabwe.


Investing in emerging markets involves risks and special considerations not typically associated with investing in other more established economies or securities markets. Investors should carefully consider their ability to assume the below listed risks before making an investment in the Fund. Investing in emerging markets is considered speculative and involves the risk of total loss.

Risks of investing in emerging markets include:

(1) the risk that the Fund's assets may be exposed to nationalization, expropriation, or confiscatory taxation;

(2) the fact that emerging market securities markets are substantially smaller, less liquid and more volatile than the securities markets of more developed nations. The relatively small market capitalization and trading volume of emerging market securities may cause the Fund's investments to be comparatively less liquid and subject to greater price volatility than investments in the securities markets of developed nations. Many emerging markets are in their infancy and have yet to be exposed to a major correction. In the event of such an occurrence, the absence of various market mechanisms that are inherent in the markets of more developed nations may lead to turmoil in the market place, as well as the inability of the Fund to liquidate its investments;

(3) greater social, economic and political uncertainty (including the risk of war);

(4) greater price volatility, substantially less liquidity and significantly smaller market capitalization of securities markets;

(5) currency exchange rate fluctuations and the lack of available currency hedging instruments;

(6)   higher rates of inflation;


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(7)   controls on foreign investment and limitations on repatriation of invested capital and on the Fund's ability to exchange local currencies for U.S. dollars;

(8)   greater governmental involvement in and control over the economy;

(9) the fact that emerging market companies may be smaller, less seasoned and newly organized;

(10) the difference in, or lack of, auditing and financial reporting standards which may result in unavailability of material information about issuers;

(11) the fact that the securities of many companies may trade at prices substantially above book value, at high price/earnings ratios, or at prices that do not reflect traditional measures of value;

(12)  the fact  that  statistical  information  regarding  the  economy  of many
      emerging  market   countries  may  be  inaccurate  or  not  comparable  to
      statistical information regarding the United States or other economies;

(13)  less extensive regulation of the securities markets;

(14)  certain  considerations   regarding  the  maintenance  of  Fund  portfolio
      securities   and  cash  with   foreign   sub-custodians   and   securities
      depositories;

(15) the risk that it may be more difficult, or impossible, to obtain and/or enforce a judgment than in other countries;

(16) the risk that the Fund may be subject to income or withholding taxes imposed by emerging market counties or other foreign governments. The Fund intends to elect, when eligible, to "pass through" to the Fund's shareholders the amount of foreign income tax and similar taxes paid by the Fund. The foreign taxes passed through to a shareholder would be included in the shareholder's income and may be claimed as a deduction or credit. Other taxes, such as transfer taxes, may be imposed on the Fund, but would not give rise to a credit or be eligible to be passed through to the shareholders;

(17) the fact that the Fund also is permitted to engage in foreign currency hedging transactions and to enter into stock options on stock index futures transactions, each of which may involve special risks, although these strategies cannot at the present time be used to a significant extent by the Fund in the markets in which the Fund will principally invest;

(18) enterprises in which the Fund invests may be or become subject to unduly burdensome and restrictive regulation affecting the commercial freedom of the invested company and thereby diminishing the value of the Fund's investment in it. Restrictive or over-regulation may, therefore, be a form of indirect nationalization;

(19) businesses in emerging markets only have a very recent history of operating within a market-oriented economy. Overall, relative to companies operating in western economies, companies in emerging markets are characterized by a lack of (i) experienced management, (ii) modern technology and (iii) a sufficient capital base with which to develop and expand their operations. It is unclear what will be the effect on companies in emerging markets, if any, of attempts to move towards a more market-oriented economy;


(20) investments in equity securities are subject to inherent market risks and fluctuations in value due to earnings, economic conditions, quality ratings and other factors beyond the control of the Adviser. As a result, the return and net asset value of the Fund will fluctuate;

(21) the Adviser may engage in hedging transactions in an attempt to hedge the Fund's foreign securities investments back to the U.S. dollar when, in its judgment, currency movements affecting particular investments are likely to harm the performance of the Fund. Possible losses from changes in currency exchange rates are primarily a risk of unhedged investing in foreign securities. While a security may perform well in a foreign market, if the local currency declines against the U.S. dollar, gains from the investment can disappear or become losses. Typically, currency fluctuations are more extreme than stock market fluctuations. Accordingly, the strength or weakness of the U.S. dollar against foreign currencies may account for part of the Fund's performance even when the


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      Adviser  attempts to minimize  currency risk through  hedging  activities.
      While currency hedging may reduce portfolio volatility, there are costs associated with such hedging, including the loss of potential profits, losses on hedging transactions, and increased transaction expenses; and


(22) disposition of illiquid securities often takes more time than for more liquid securities, may result in higher selling expenses and may not be able to be made at desirable prices or at the prices at which such securities have been valued by the Fund. As a non-fundamental policy the Fund will not invest more than 15% of its net assets in illiquid securities.

LOWER-RATED AND UNRATED DEBT SECURITIES. The Fund may invest up to 15% of its total assets in debt rated less than investment grade (or unrated) by Standard & Poor's Corporation (Chicago), Moody's Investors Service (New York), Duff & Phelps (Chicago), Fitch Investors Service (New York), Thomson Bankwatch (New
York), Canadian Bond Rating Service (Montreal), Dominion Bond Rating Service (Toronto), IBCA (London), The Japan Bond Research Institute (Tokyo), Japan Credit Rating Agency (Tokyo), Nippon Investors Service (Tokyo), or S&P-ADEF (Paris). In calculating the 15% limitation, a debt security will be considered investment grade if any one of the above listed credit rating agencies rates the security as investment grade.

Overall, the market for lower-rated or unrated bonds may be thinner and less active, such bonds may be less liquid and their market prices may fluctuate more than those of higher-rated bonds, particularly in times of economic change and market stress. In addition, because the market for lower-rated or unrated corporate debt securities has in recent years experienced a dramatic increase in the large-scale use of such securities to fund highly leveraged corporate acquisitions and restructuring, past experience may not provide an accurate indication of the future performance of that market or of the frequency of default, especially during periods of economic recession. Reliable objective pricing data for lower-rated or unrated bonds may tend to be more limited; in that event, valuation of such securities in the Fund's portfolio may be more difficult and will require greater reliance on judgment.


Since the risk of default is generally higher among lower-rated or unrated bonds, the Adviser's research and analysis are especially important in the selection of such bonds, which are often described as "high yield bonds" because of their generally higher yields and referred to figuratively as "junk bonds" because of their greater risks.

In selecting lower-rated bonds for investment by the Fund, the Adviser does not rely exclusively on ratings, which in any event evaluate only the safety of principal and interest, not market value risk, and which, additionally, may not accurately reflect an issuer's current financial condition. The Fund does not have any minimum rating criteria for its investments in bonds. Through portfolio diversification, good credit analysis and attention to current developments and trends in interest rates and economic conditions, investment risk can be reduced, although there is no assurance that losses will not occur.


ZERO COUPON SECURITIES. The Fund may invest in zero coupon securities that pay no cash income and are sold at substantial discounts from their value at maturity. When held from issuance to maturity, their entire income, consisting of accretion of discount, comes from the difference between the issue price and their value at maturity. Zero coupon securities are subject to greater market value fluctuations from changing interest rates than debt obligations of comparable maturities that make current cash distributions of interest.

RESTRICTED SECURITIES. The Fund may, from time to time, purchase securities that are subject to restrictions on resale. While such purchases may be made at an advantageous price and offer attractive opportunities for investment not otherwise available on the open market, the Fund may not have the same freedom to dispose of such securities as in the case of the purchase of securities in the open market or in a public distribution. These securities may often be resold in a liquid dealer or institutional trading market, but the Fund may experience delays in its attempts to dispose of such securities. If adverse market conditions develop, the Fund may not be able to obtain as favorable a price as that prevailing at the time the decision is made to sell. In any case, where a thin market exists for a particular security, public knowledge of a proposed sale of a large block may depress the market price of such securities.

COMMODITY LINKED SECURITIES. The Fund may invest in structured notes and/or preferred stock, the value of which is linked to the price of a referenced commodity. Structured notes and/or preferred stock differ from other types of securities in which the Fund may invest in several respects. For example, not only the coupon but also the redemption amount at maturity may be increased or decreased depending on the change in the price of the referenced commodity.

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Investment in commodity linked securities involves certain risks. In addition to the credit risk of the security's issuer and the normal risks of price changes in response to changes in interest rates, the redemption amount may decrease as a result of changes in the price of the referenced commodity. Further, in certain cases the coupon and/or dividend may be reduced to zero, and any additional decline in the value of the security may then reduce the redemption amount payable on maturity. Finally, commodity linked securities may be more volatile than the price of the referenced commodity.

CONVERTIBLE SECURITIES. The Fund may invest in convertible securities, that is, bonds, notes, debentures, preferred stocks and other securities that are convertible into or exchangeable for another security, usually common stock. Convertible debt securities and convertible preferred stocks, until converted, have general characteristics similar to both debt and equity securities. Although to a lesser extent than with debt securities generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion or exchange feature, the market value of convertible securities typically increases or declines as the market value of the underlying common stock increases or declines, although usually not to the same extent. Convertible securities generally offer lower yields than non-convertible fixed income securities of similar quality because of their conversion or exchange features. Convertible bonds and convertible preferred stock typically have lower credit ratings than similar non-convertible securities because they are generally subordinated to other similar but non-convertible fixed income securities of the same issuer.

OTHER RIGHTS TO ACQUIRE SECURITIES. The Fund may also invest in other rights to acquire securities, such as options and warrants. These securities represent the right to acquire a fixed or variable amount of a particular issue of securities at a fixed or formula price either during specified periods or only immediately before termination. These securities are generally exercisable at premiums above the value of the underlying securities at the time the right is issued. These rights are more volatile than the underlying stock and will result in a total loss of the Fund's investment if they expire without being exercised because the value of the underlying security does not exceed the exercise price of the right.


                            STRATEGIC TRANSACTIONS

The Fund may purchase and sell exchange-listed and over-the-counter put and call options on securities, equity and fixed-income indices and other financial instruments, purchase and sell financial futures contracts and options thereon, and enter into various currency transactions such as currency forward contracts, currency futures contracts, options on currencies or currency futures (collectively, all the above are called "Strategic Transactions"). The Fund may engage in Strategic Transactions for hedging, risk management, or portfolio management purposes, but not for speculation, and it will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments.


Strategic Transactions may be used to attempt (1) to protect against possible changes in the market value of securities held in or to be purchased for the Fund's portfolio resulting from securities markets or currency exchange rate fluctuations, (2) to protect the Fund's unrealized gains in the value of its portfolio securities, (3) to facilitate the sale of such securities for investment purposes, (4) to manage the effective maturity or duration of the Fund's portfolio, or (5) to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities. The Fund's ability to successfully use these Strategic Transactions will depend upon the Adviser's ability to predict pertinent market movements, and cannot be assured. Engaging in Strategic Transactions will increase transaction expenses and may result in a loss that exceeds the principal invested in the transactions.

Strategic Transactions have risk associated with them including possible default by the other party to the transaction, illiquidity and, to the extent the Adviser's view as to certain market movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. Use of put and call options may result in losses to the Fund. For example, selling call options may force the sale of portfolio securities at inopportune times or for lower prices than current market values. Selling call options may also limit the amount of appreciation the Fund can realize on its investments or cause the Fund to hold a security it might otherwise sell. The use of currency transactions can result in the Fund incurring losses as a result of a number of factors including the imposition of exchange controls, suspension of settlements, or the inability to deliver or receive a specified currency. The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of the Fund creates


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the possibility that losses on the hedging  instrument may be greater than gains in the value of the Fund's position. In addition, futures and option markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, in certain markets, the Fund might not be able to close out a transaction, and substantial losses might be incurred. However, the use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of a hedged position. At the same time they tend to limit any potential gain that might result from an increase in value of such position. Finally, the daily variation margin requirement for futures contracts would create a greater on going potential financial risk than would purchases of options, where the exposure is limited to the cost of the initial premium. Losses resulting from the use of Strategic Transactions would reduce net asset value, and possibly income, and such losses can be greater than if the Strategic Transactions had not been used.


The Fund's activities involving Strategic Transactions may be limited by the requirements of Subchapter M of the Internal Revenue Code for qualification as a regulated investment company.

PUT AND CALL OPTIONS. The Fund may purchase and sell (issue) both put and call options. The Fund may also enter into transactions to close out its investment in any put or call options.

A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the issuer of the option the obligation to buy the underlying security, commodity, index, currency or other instrument at the exercise price. For instance, the Fund's purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving the Fund the right to sell such instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the issuer the obligation to sell, the underling instrument at the exercise price. The Fund's purchase of a call option on a security, financial future, index currency or other instrument might be intended to protect the Fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument. An "American style" put or call option may be exercised at any time during the option period while a "European style" put or call option may be exercised only upon expiration or during a fixed period prior thereto.

The Fund is authorized to purchase and sell both exchange listed options and over-the-counter options ("OTC options"). Exchange listed options are issued by a regulated intermediary such as the Options Clearing Corporation ("OCC"), which guarantees the performance of the obligations of the parties to such options. OTC options are purchased from or sold to securities dealers, financial institutions or other parties ["Counterparty(ies)"] through direct bilateral agreement with the Counterparty. In contrast to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option are set by negotiation of the parties. Unless the parties provide for it, there is no central clearing or guaranty function in an OTC option.

The Fund's ability to close out its position as a purchaser or seller of a put or call option is dependent, in part, upon the liquidity of the market for that particular option. Exchange listed options, because they are standardized and not subject to Counterparty credit risk, are generally more liquid than OTC options. There can be no guarantee that the Fund will be able to close out an option position, whether in exchange listed options or OTC options, when desired. An inability to close out its options positions may reduce the Fund's anticipated profits or increase its losses.


If the Counterparty to an OTC option fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with the Fund, or fails to make a cash settlement payment due in accordance with the terms of that option, the Fund may lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the Adviser must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC option will be satisfied.


The Fund will realize a loss equal to all or a part of the premium paid for an option if the price of the underlying security, commodity, index, currency or other instrument security decreases or does not increase by more than the premium (in the case of a call option), or if the price of the underlying security, commodity, index, currency or other instrument increases or does not decrease by more than the premium (in the case of a put option). The Fund will not purchase any option if, immediately thereafter, the aggregate market value of all outstanding options purchased by the Fund would exceed 5% of the Fund's total assets.


--------------------------------------------------------------------------------
                     Statement of Additional Information - Global Blue Chip Fund
                                                                    Page 9 of 19

If the Fund sells (i.e., issues) a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments in its portfolio, or may increase the Fund's income. If the Fund sells (i.e., issues) a put option, the premium that it receives may serve to reduce the cost of purchasing the underlying security, to the extent of the option premium, or may increase the Fund's capital gains. All options sold by the Fund must be "covered" (i.e., the Fund must either be long (when selling a call option) or short (when selling a put option), the securities or futures contract subject to the calls or must meet the asset segregation requirements described below as long as the option is outstanding. Even though the Fund will receive the option premium to help protect it against loss or reduce its cost basis, an option sold by the Fund exposes the Fund during the term of the option to possible loss. When selling a call, the Fund is exposed to the loss of opportunity to realize appreciation in the market price of the underlying security or instrument, and the transaction may require the Fund to hold a security or instrument that it might otherwise have sold. When selling a put, the Fund is exposed to the possibility of being required to pay greater than current market value to purchase the underlying security, and the transaction may require the Fund to maintain a short position in a security or instrument it might otherwise not have maintained. The Fund will not write any call or put options if, immediately afterwards, the aggregate value of the Fund's securities subject to outstanding call or put options would exceed 25% of the value of the Fund's total assets.

FUTURES CONTRACTS. The Fund may enter into financial futures contracts or purchase or sell put and call options on such futures as a hedge against anticipated interest rate, currency or equity market changes, for duration management and for risk management purposes. Futures are generally bought and sold on the commodities exchange where they are listed with payment of an initial variation margin as described below. The sale of a futures contract creates a firm obligation by the Fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures and Eurodollar instruments, the net cash amount). Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract and obligates the seller to deliver such position.

The Fund's use of financial futures and options thereon will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the CFTC and will be entered into only for bonafide hedging, risk management (including duration management) or other portfolio management purposes. Typically, maintaining a futures contract or selling an option thereon requires the Fund to deposit with a financial intermediary as security for its obligations an amount of cash or other specified assets (initial margin) that initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (variation margin) may be required to be deposited thereafter on a daily basis as the marked-to-market value of the contract fluctuates. The purchase of an option on financial futures involves payment of a premium for the option without any further obligation on the part of the purchaser. If the Fund exercises an option on a futures contract, it will be obligated to post initial margin (and potentially subsequent variation margin) for the resulting futures position just as it would for any futures position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction, but there can be no assurance that the position can be offset, before settlement, at an advantageous price, nor that delivery will occur.

The Fund will not enter into a futures contract or related option (except for closing transactions) if, immediately afterwards, the sum of the amount of its initial margin and premiums on open futures contracts and options thereon would exceed 5% of the Fund's total assets (taken at current value). However, in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation. The segregation requirements with respect to futures contracts and options thereon are described below.

FOREIGN CURRENCY TRANSACTIONS. The Fund may engage in currency transactions with Counterparties in an attempt to hedge an investment in an issuer incorporated or operating in a foreign country or in a security denominated in the currency of a foreign country against a devaluation of that country's currency. Currency transactions include forward currency contracts, exchange listed currency futures, and exchange listed and OTC options on currencies. The Fund's dealing in forward currency contracts and other currency transactions such as futures, options, and options on futures generally will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is entering into a currency transaction with respect to specific assets or liabilities of the Fund, which will generally arise in connection with the purchase or sale of its portfolio securities or the receipt of income therefrom. Position hedging is entering into a currency transaction with respect to portfolio security positions denominated or generally quoted in that currency.

--------------------------------------------------------------------------------
Statement of Additional Information - Global Blue Chip Fund
Page 10 of 19

The Fund may cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies in which the Fund has (or expects to have) portfolio exposure.

To reduce the effect of currency fluctuations on the value of existing or anticipated holdings or portfolio securities, the Fund may engage in proxy hedging. Proxy hedging may be used when the currency to which the Fund's portfolio is exposed is difficult to hedge. Proxy hedging entails entering into a forward contract to sell a currency whose changes in value are generally considered to be linked to a currency in which some or all of the Fund's portfolio securities are, or are expected to be denominated, and to buy U.S. dollars.

To hedge against a devaluation of a foreign currency, the Fund may enter into a forward market contract to sell to banks a set amount of such currency at a fixed price and at a fixed time in the future. If, in foreign currency transactions, the foreign currency sold forward by the Fund is devalued below the price of the forward market contract and more than any devaluation of the U.S. dollar during the period of the contract, the Fund will realize a gain as a result of the currency transaction. In this way, the Fund might reduce the impact of any decline in the market value of its foreign investments attributable to devaluation of foreign currencies.

The Fund may sell foreign currency forward only as a means of protecting its foreign investments or to hedge in connection with the purchase and sale of foreign securities, and may not otherwise trade in the currencies of foreign countries. Accordingly, the Fund may not sell forward the currency of a particular country to an extent greater than the aggregate market value (at the time of making such sale) of the securities held in its portfolio denominated in that particular foreign currency (or issued by companies incorporated or operating in that particular foreign country) plus an amount equal to the value of securities it anticipates purchasing less the value of securities it anticipates selling, denominated in that particular currency.

As a result of hedging through selling foreign currencies forward, in the event of a devaluation, it is possible that the value of the Fund's portfolio would not depreciate as much as the portfolio of a fund holding similar investments that did not sell foreign currencies forward. Even so, the forward market contract is not a perfect hedge against devaluation because the value of the Fund's portfolio securities may decrease more than the amount realized by reason of the foreign currency transaction. To the extent that the Fund sells forward currencies that are thereafter revalued upward, the value of the Fund's portfolio would appreciate to a lesser extent than the comparable portfolio of a fund that did not sell those foreign currencies forward. If, in anticipation of a devaluation of a foreign currency, the Fund sells the currency forward at a price lower than the price of that currency on the expiration date of the contract, the Fund will suffer a loss on the contract if the currency is not devalued, during the contract period, below the contract price. Moreover, it will not be possible for the Fund to hedge against a devaluation that is so generally anticipated that the Fund is not able to contract to sell the currency in the future at a price above the devaluation level it anticipates. It is possible that, under certain circumstances, the Fund may have to limit its currency transactions to permit the Fund to qualify as a "regulated investment company" under the Internal Revenue Code of 1986, as amended ("Code"). Foreign currency transactions would involve a cost to the Fund, which would vary with such factors as the currency involved, the length of the contact period and the market conditions then prevailing.


The Fund will not attempt to hedge all its foreign investments by selling foreign currencies forward and will do so only to the extent deemed appropriate by the Adviser.


USE OF SEGREGATED AND OTHER SPECIAL ACCOUNTS. Many Strategic Transactions, in addition to other requirements, require that the Fund segregate with its custodian cash or liquid securities (regardless of type) having an aggregate value, measured on a daily basis, at least equal to the amount of the obligations requiring segregation to the extent that the obligations are not otherwise covered through ownership of the underlying security, financial instrument or currency. In general, the full amount of any obligation of the Fund to pay or deliver securities or assets must be covered at all times by (1) the securities, instruments or currency required to be delivered, or (2) subject to any regulatory restrictions, an amount of cash or liquid securities at least equal to the current amount of the obligation must either be identified as restricted in the Fund's accounting records or be physically segregated in a separate account at the Fund's custodian. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. For determining the adequacy of the liquid securities that have been restricted, the securities will be valued at market or fair value. If the market or fair value of such securities declines, additional cash or liquid securities will be restricted on a daily basis so that the value of the restricted cash

--------------------------------------------------------------------------------
                     Statement of Additional Information - Global Blue Chip Fund
                                                                   Page 11 of 19
or liquid securities, when added to the amount deposited with the broker as margin, equals the amount of such commitments by the Fund.


                            PORTFOLIO TURNOVER

The Fund's management buys and sell securities for the Fund to accomplish investment objectives. The Fund's investment policy may lead to frequent changes in investments, particularly in periods of rapidly changing markets. The Fund's investments may also be traded to take advantage of perceived short-term disparities in market values.

A change in the securities held by the Fund is known as "portfolio turnover." From February 20, 1997, commencement of operations, through October 31, 1997, the Fund's portfolio turnover was 13%. A high portfolio turnover rate may cause the Fund to pay higher transaction expenses, including more commissions and markups, and also result in quicker recognition of capital gains, resulting in more capital gain distributions that may be taxable to shareholders. Any short term gain realized on securities will be taxed to shareholders as ordinary income. See Tax Status.


Purchases and sales of securities on behalf of the Fund are executed by broker/dealers selected by the Adviser. Broker/dealers are selected on the basis of their ability to obtain the best price and execution for the Fund's transactions, recognizing brokerage, research and other services provided to the Fund and to the Adviser. The Adviser may also consider sales of shares of the Fund as a factor in the selection of broker/dealers. The Fund paid a total of $17,110 in brokerage fees for the period from February 20, 1997, commencement of operations, through October 31, 1997.



                            MANAGEMENT OF THE FUND

The Trustees and Officers of the Trust and their principal occupations during the past five years are set forth below. Except as otherwise indicated, the business address of each is 7900 Callaghan Road, San Antonio, Texas 78229.


                      TRUST
NAME AND ADDRESS     POSITION   PRINCIPAL OCCUPATION
--------------------------------------------------------------------------------

Richard E. Hughs     Trustee    Professor at the School of Business of the State
11 Dennin Drive                 University  of New York  at Albany from  1990 to
Menands, NY                     present;  Dean,  School of  Business  1990-1994;
12204                           Director of the Institute for the Advancement of
                                Health Care Management, 1994-present.  Corporate
                                Vice President,  Sierra Pacific Resources, Reno,
                                NV,  1985-1990.  Dean and Professor,  College of
                                Business  Administration,  University of Nevada,
                                Reno, 1977-1985. Associate Dean, Stern School of
                                Business,  New York University,  New York  City,
                                1970-1977.

Clark R. Mandigo     Trustee    Business consultant  since 1991.  From  1985  to
1250 N.E. Loop 410              1991,  President,  Chief Executive Officer,  and
Suite 900                       Director of Intelogic Trace, Inc.,  a nationwide
San Antonio, TX                 company  which  sells,   leases  and   maintains
78209                           computers  and  telecommunications  systems  and
                                equipment.  Prior  to  1985,  President  of  BHP
                                Petroleum  (Americas),  Ltd.,  an  oil  and  gas
                                exploration and development company. Director of
                                Palmer Wireless,  Inc.,  Lone Star Steakhouse  &
                                Saloon,  Inc.  and   Physician   Corporation  of
                                America.   Formerly  a  Director  of   Datapoint
                                Corporation.  Trustee  for  Pauze/Swanson United
                                Services  Funds  from  November 1993 to February
                                1996.


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Statement of Additional Information - Global Blue Chip Fund
Page 12 of 19

                      TRUST
NAME AND ADDRESS     POSITION    PRINCIPAL OCCUPATION
--------------------------------------------------------------------------------
Frank E. Holmes 1    Trustee,    Chairman of  the Board of  Directors and  Chief
                     President,  Executive Officer of the Adviser. Since October
                     Chief       1989  Mr. Holmes  has  served and  continues to
                     Executive   serve in  various positions  with the  Adviser,
                     Officer     its  subsidiaries and  the investment companies
                                 it  sponsors.   Director of  Franc-Or  Resource
                                 Corp. from  November  1994  to  November  1996.
                                 Director  of  Adventure  Capital  Limited  from
                                 January 1996  to  July  1997  and  Director  of
                                 Vedron Gold,  Inc.  from  August  1996 to March
                                 1997.  Director  of  71316  Ontario, Inc. since
                                 April 1987  and of  F. E. Holmes  Organization,
                                 Inc.  since  July 1978.   Director of  Marleau,
                                 Lemire Inc. from  January 1995 to January 1996.
                                 Director of United Services Canada, Inc.  since
                                 February 1995 and Chief Executive  Officer from
                                 February to August 1995.

Susan B. McGee       Executive   Executive  Vice President,  Corporate Secretary
                     Vice        and  General Counsel  of  the  Adviser.   Since
                     President,  September   1992  Ms.  McGee  has   served  and
                     Secretary,  continues to  serve in  various positions  with
                     General     the Adviser,  its subsidiaries, and the invest-
                     Counsel     ment companies  it sponsors.   Before September
                                 1992 Ms. McGee was a student at  St. Mary's Law
                                 School.

David J. Clark       Treasurer   Chief  Financial  Officer,     Chief  Operating
                                 Officer  of  the  Adviser.  Since  May 1997 Mr.
                                 Clark  has  served  and  continues  to serve in
                                 various  positions  with  the  Adviser  and the
                                 investment  companies  it  sponsors.    Foreign
                                 Service  Officer  with  U.S.  Agency for Inter-
                                 national Development in the U.S. Embassy, Bonn,
                                 West Germany from May 1992 to May  1997.  Audit
                                 Supervisor  for   University  of  Texas  Health
                                 Science Center  from April 1991  to April 1992.
                                 Auditor-in-Charge for Texaco, Inc. from  August
                                 1987 to June 1990.

------------------------------------

1 This Trustee may be deemed an "interested person" of the Trust as defined in the Investment Company Act of 1940.


                         PRINCIPAL HOLDERS OF SECURITIES


As of October 1, 1998, the officers and Trustees of the Fund, as a group, owned less than 1% of the outstanding shares of the Fund. The Fund is aware of the following persons who owned of record, or beneficially, more than 5% of the outstanding shares of the Fund at October 1, 1998:


NAME AND ADDRESS OF OWNER                     % OWNED         TYPE OF OWNERSHIP
--------------------------------------------------------------------------------


Global Strategic Management, Inc.                 7%              Beneficial
Annapolis, Maryland
Security Trust & Financial Co.                    7%              Record
Valencia Community College
FBO Harvey Salz
San Antonio, Texas
Security Trust & Financial Co.                    7%              Record
FBO Murray A. Freedman
San Antonio, Texas


--------------------------------------------------------------------------------
                     Statement of Additional Information - Global Blue Chip Fund
                                                                   Page 13 of 19

                          INVESTMENT ADVISORY SERVICES

U. S. Global Investors, Inc., a Texas corporation, serves as investment adviser to the Fund pursuant to an advisory agreement dated September 21, 1994. Frank E. Holmes, President and a Director of the Adviser, as well as a Trustee, President and Chief Executive Officer of the Trust, beneficially owns more than 25% of the outstanding voting stock of the Adviser and may be deemed to be a controlling person of the Adviser.

In addition to the services described in the Fund's prospectus, the Adviser provides the Trust with office space, facilities and simple business equipment, and provides the services of executive and clerical personnel for administering the affairs of the Trust. It compensates all personnel, officers and trustees of the Trust, if such persons are employees of the Adviser or its affiliates, except that the Trust reimburses the Adviser for part of the compensation of the Adviser's employees who perform certain legal services for the Trust. The Trust also pays for state securities law regulatory compliance. The Trust paid the Adviser $0.00 for the period from February 27, 1997 through October 31, 1997. This amount reflects fee waivers which reduced advisory fees by $23,137.



The Trust pays all other expenses for its operations and activities. Each of the funds of the Trust pays its allocable portion of these expenses. The expenses borne by the Trust include the charges and expenses of any transfer agents and dividend disbursing agents, custodian fees, legal and auditing expenses, bookkeeping and accounting expenses, brokerage commissions for portfolio transactions, taxes, if any, the advisory fee, extraordinary expenses, expenses of issuing and redeeming shares, expenses of shareholder and trustee meetings, expenses of preparing, printing, and mailing proxy statements, reports and other communications to shareholders, expenses of registering and qualifying shares for sale, fees of Trustees who are not "interested persons" of the Adviser, expenses of attendance by officers and trustees at professional meetings of the Investment Company Institute, the No-Load Mutual Fund Association or similar organizations, and membership or organization dues of such organizations, expenses of preparing, typesetting and mailing prospectuses and periodic reports to current shareholders, fidelity bond premiums, cost of maintaining the books and records of the Trust, and any other charges and fees not specifically enumerated.



The Adviser may, out of profits derived from its management fee, pay certain financial institutions (which may include banks, securities dealers, and other industry professionals) a "servicing fee" for performing certain administrative servicing functions for Fund shareholders to the extent these institutions are allowed to do so by applicable statute, rule or regulation. These fees will be paid periodically and will generally be based on a percentage of the value of the institutions' client Fund shares. The Glass-Steagall Act prohibits banks from engaging in the business of underwriting, selling or distributing securities. However, in the Adviser's opinion, such laws should not preclude a bank from performing shareholder administrative and servicing functions as contemplated herein.

The advisory agreement was approved by the Board of Trustees of the Trust (including a majority of the "disinterested Trustees") with respect to the Fund and will be submitted for approval by shareholders of the Fund at the initial meeting of shareholders. The advisory agreement provides that it will continue initially for two years, and from year to year thereafter, with respect to each fund, as long as it is approved at least annually by (i) a vote of a majority of the outstanding voting securities of such fund [as defined in the Investment Company Act of 1940 ("Act")] or the Board of Trustees of the Trust, and (ii) a vote of a majority of the Trustees who are not parties to the advisory agreement or "interested persons" of any party thereto cast in person at a meeting called for the purpose of voting on such approval. The advisory agreement may be terminated on 60-day written notice by either party and will terminate automatically if it is assigned.


The Adviser provides investment advice to a variety of clients (the Adviser also provides investment advice to other mutual funds). Investment decisions for each client are made with a view to achieving their respective investment objectives. Investment decisions are the product of many factors in addition to basic suitability for the particular client involved. Thus, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security. In some instances, one client may sell a particular security to another client. It also sometimes happens that two or more clients simultaneously purchase or sell the same security, in which event each day's transactions in such security are, as far as possible, averaged as to price and allocated between such clients in a manner which, in the Adviser's opinion, is equitable to each and in accordance with the amount being purchased or sold by each. There may be circumstances when purchases or sales of portfolio securities for one or more


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clients  will have an  adverse  effect on other  clients.  The  Adviser  employs professional staffs of portfolio managers who draw upon a variety of resources for research information for the clients.


In addition to advising client accounts, the Adviser invests in securities for its own account. The Adviser has adopted policies and procedures intended to minimize or avoid potential conflicts with its clients when trading for its own account. The Adviser's investment objective and strategies are different from those of its clients, emphasizing venture capital investing, private placement arbitrage, and speculative short-term trading. The Adviser uses a diversified approach to venture capital investing. Investments typically involve early-stage businesses seeking initial financing as well as more mature businesses in need of capital for expansion, acquisitions, management buyouts, or recapitalization. Overall, the Adviser invests in start-up companies in the natural resources or technology fields.


                      TRANSFER AGENCY AND OTHER SERVICES

In addition to the services performed for the Funds and the Trust under the advisory agreement, the Adviser, through its subsidiary USSI, provides transfer agent services pursuant to the advisory agreement as described in the Fund's prospectus under Management of the Fund--The Investment Adviser. In addition, lockbox and statement printing services are provided by USSI. From February 20, 1997, commencement of operations, through October 31, 1997, the fund paid USSI a total of $0 for transfer agency, lockbox, and printing fees. The Board of Trustees recently approved the Transfer Agency and related agreements through March 8, 1998.

USSI maintained the books and records of the Trust and of each fund of the Trust until November 1, 1997, at which time Brown Brothers Harriman and Co. assumed such responsibility. Daily net asset value is calculated as described in the fund's prospectus under Management of the Fund--The Investment Adviser. From February 20, 1997, commencement of operations, through October 31, 1997, the fund paid USSI a total of $0 for portfolio accounting services net of fee waivers.

A & B Mailers, Inc., a corporation wholly owned by the Adviser, provides the Trust with certain mail handling services. The charges for such services have been negotiated by the Audit Committee of the Trust and A & B Mailers, Inc. Each service is priced separately.


                               DISTRIBUTION PLAN

As described under Service Fee in the prospectus, the Fund has adopted a distribution plan pursuant to Rule 12b-1 of the 1940 Act ("Distribution Plan"). The distribution plan allows the Fund to pay for or reimburse expenditures in connection with sales and promotional services related to the distribution of Fund shares, including personal services provided to prospective and existing Fund shareholders, and includes the costs of: printing and distribution of prospectuses and promotional materials, making slides and charts for presentations, assisting shareholders and prospective investors in understanding and dealing with the Fund, and travel and out-of-pocket expenses (e.g., copy and long distance telephone charges) related thereto.

The total amount expended pursuant to the distribution plan may not exceed 0.25% of the Fund's net assets annually. For the period from February 20, 1997, commencement of operations, through October 31, 1997, the Fund incurred a total of $4,614 in distribution fees. The majority of these fees were used to pay for printing and mailing of prospectuses. Distribution expenses paid by the Adviser or other third parties in prior periods that exceeded 0.25% of net assets may be paid by the Fund with distribution expenses accrued pursuant to the 12b-1 plan in the current or future periods, so long as the 0.25% limitation is never exceeded.

Expenses the Fund incurs pursuant to the distribution plan are reviewed quarterly by the Board of Trustees. The distribution plan is reviewed annually by the Board of Trustees as a whole, and the Trustees who are not "interested persons" as that term is defined in the 1940 Act and who have no direct or indirect financial interest in the operation of the distribution plan ("Qualified Trustees"). In their review of the distribution plan, the Board as a whole and the Qualified Trustees separately determine whether, in their reasonable business judgment and considering their fiduciary duties under state law and Section 36(a) and (b) of the 1940 Act, there is a reasonable likelihood that the distribution

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plan will benefit the Fund and its  shareholders.  The distribution  plan may be terminated at any time by vote of a majority of the Qualified Trustees or by vote of a majority of the outstanding voting securities of the Fund.

The Fund is unaware of any Trustee or any interested person of the Fund who had a direct or indirect financial interest in the operations of the distribution plan.

The Fund expects that the distribution plan will be used primarily to pay a "service fee" to persons who provide personal services to prospective and existing Fund shareholders. Shareholders of the Fund will benefit from these personal services, and the Fund expects to benefit from economies of scale as it attracts more shareholders.

Beginning September 3, 1998, U.S. Global Brokerage, Inc., a subsidiary of the adviser, has agreed to market the fund and distribute shares through selling brokers, financial planners and other financial representatives.


                    CERTAIN PURCHASES OF SHARES OF THE FUND

Shares of the Fund are continuously offered by the Trust at their net asset value next determined after an order is accepted. The methods available for purchasing shares of the Fund are described in the Prospectus. In addition, shares of the Fund may be purchased using stock, so long as the securities delivered to the Trust meet the investment objectives and concentration policies of the Fund, and are otherwise acceptable to the Adviser, which reserves the right to reject all or any part of the securities offered in exchange for shares of the Fund. On any such "in kind" purchase, the following conditions will apply:

(1) the securities offered by the investor in exchange for shares of the Fund must not be in any way restricted as to resale or otherwise be illiquid;

(2)   securities of the same issuer must already exist in the Fund's portfolio;

(3) the securities must have a value that is readily ascertainable (and not established only by evaluation procedures) as evidenced by a listing on the AMEX, the NYSE, or NASDAQ;

(4) any securities so acquired by any fund shall not comprise over 5% of that fund's net assets at the time of such exchange;

(5) no over-the-counter securities will be accepted unless the principal over-the-counter market is in the United States; and,

(6)   the securities are acquired for investment and not for resale.

The Trust believes that this ability to purchase shares of the Fund using securities provides a means by which holders of certain securities may obtain diversification and continuous professional management of their investments without the expense of selling those securities in the public market.

An investor who wishes to make an "in kind" purchase should furnish a list (either in writing or by telephone) to the Trust with a full and exact description of all of the securities he or she proposes to deliver. The Trust will advise him or her as to those securities it is prepared to accept and will provide the investor with the necessary forms to be completed and signed by the investor. The investor should then send the securities, in proper form for transfer, with the necessary forms to the Trust and certify that there are no legal or contractual restrictions on the free transfer and sale of the securities. The securities will be valued as of the close of business on the day of receipt by the Trust in the same manner as portfolio securities of the Fund are valued. See the section entitled How Shares Are Valued in the prospectus. The number of shares of the Fund, having a net asset value as of the close of business on the day of receipt equal to the value of the securities delivered by the investor, will be issued to the investor, less applicable stock transfer taxes, if any.


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The exchange of securities  by the investor  pursuant to this offer is a taxable transaction and may result in a gain or loss for Federal income tax purposes. Each investor should consult his or her tax adviser to determine the tax consequences under Federal and state law of making such an "in kind" purchase.


                   ADDITIONAL INFORMATION ON REDEMPTIONS

SUSPENSION OF REDEMPTION PRIVILEGES. The Trust may suspend redemption privileges or postpone the date of payment for up to seven days, but cannot do so for more than seven days after the redemption order is received except during any period
(1) when the NYSE is closed, other than customary weekend and holiday closings, or trading on the Exchange is restricted as determined by the Securities and Exchange Commission ("SEC"); (2) when an emergency exists, as defined by the SEC, which makes it not practicable for the Trust to dispose of securities owned by it or to determine fairly the value of its assets; or (3) as the SEC may otherwise permit.

REDEMPTION IN KIND. The Trust reserves the right to redeem shares of the Fund in cash or in kind. However, the Trust has elected to be governed by Rule 18f-1 under the Investment Company Act of 1940, pursuant to which the Trust is obligated to redeem shares of the Fund solely in cash up to the lesser of $250,000 or one percent of the net asset value of the Fund during any 90-day period for any one shareholder. Any shareholder of the Fund receiving a redemption in kind would then have to pay brokerage fees to convert his Fund investment into cash. All redemptions in kind will be made in marketable securities of the Fund.


                        CALCULATION OF PERFORMANCE DATA

TOTAL RETURN. The Fund may advertise performance in terms of average annual total return for 1-, 5- and 10-year periods, or for such lesser periods as the Fund has been in existence. Average annual total return is computed by finding the average annual compounded rates of return over the periods that would equate the initial amount invested to the ending redeemable value, according to the following formula: P(1+T) SUP n = ERV

         Where:      P       =      a hypothetical initial payment of $1,000
                     T       =      average annual total return
                     n       =      number of years
                     ERV     =      ending  redeemable  value of a  hypothetical
                                    $1,000 payment made at the beginning of the 1-, 5- or 10-year periods at the end of the year or period.

The calculation assumes that (1) all charges are deducted from the initial $1,000 payment, (2) all dividends and distributions by the Fund are reinvested at the price stated in the prospectus on the reinvestment dates during the period and (3) all recurring fees charged to all shareholder accounts are included.

The average annual total return for the Fund for the period from February 20, 1997 (commencement of operations), through October 31, 1997, was (10.40)%. This number has not been annualized.

NONSTANDARDIZED TOTAL RETURN. The Fund may provide the above described standard total return results for a period that ends not earlier than the most recent calendar quarter end and begins either twelve months before or at the time of commencement of the Fund's operations. In addition, the Fund may provide nonstandardized total return results for differing periods, such as for the most recent six months. Such nonstandardized total return is computed as otherwise described under Total Return except that no annualization is made.


                                TAX STATUS

TAXATION OF THE FUND--IN GENERAL. As stated in its Prospectus, the Fund intends to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended ("Code"). Accordingly, the Fund will not be liable for Federal income taxes on its taxable net investment income and capital gain net income distributed to shareholders if the Fund distributes at least 90% of its net investment income and net short-term capital gain for the taxable year.

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To qualify as a regulated investment company, the Fund must, among other things,
(a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities or currencies ("90% test"); and (b) satisfy certain diversification requirements at the close of each quarter of the Fund's taxable year.

The Code imposes a non-deductible 4% excise tax on a regulated investment company that fails to distribute during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income for the calendar year, (2) at least 98% of its capital gain net income for the twelve-month period ending on October 31 of the calendar year, and (3) any part (not taxable to the Fund) of the respective balance from the preceding calendar year. The Fund intends to make such distributions as are necessary to avoid imposition of this excise tax.

TAXATION OF THE FUND'S INVESTMENTS. The Fund's ability to make certain investments may be limited by provisions of the Code that require inclusion of certain unrealized gains or losses in the Fund's income for purposes of the 90% test and the distribution requirements of the Code, and by provisions of the Code that characterize certain income or loss as ordinary income or loss rather than capital gain or loss. Such recognition, characterization and timing rules generally apply to investments in certain forward currency contracts, foreign currencies and debt securities denominated in foreign currencies.

TAXATION OF THE SHAREHOLDER. Taxable distributions generally are included in a shareholder's gross income for the taxable year in which they are received. However, dividends declared in October, November or December and paid to shareholders of record in such a month, will be deemed to have been received on December 31 if a Fund pays the dividends during the following January.

Distributions by the Fund will result in a reduction in the fair market value of the Fund's shares. Should a distribution reduce the fair market value below a shareholder's cost basis, such distribution nevertheless would be taxable to the shareholder as ordinary income or long-term capital gain, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares of the Fund just prior to a distribution. The price of such shares purchased then includes the amount of any forthcoming distribution. Those investors purchasing the Fund's shares immediately before a distribution may receive a return of investment upon distribution, which will nevertheless be taxable to them.

A shareholder of the Fund should be aware that a redemption of shares (including any exchange into other funds offered, affiliated or administered by U. S. Global Investors, Inc.) is a taxable event and, accordingly, a capital gain or loss may be recognized. If a shareholder of the Fund receives a distribution taxable as long-term capital gain with respect to shares of the Fund and redeems or exchanges shares before he has held them for more than six months, any loss on the redemption or exchange (not otherwise disallowed as attributable to an exempt-interest dividend) will be treated as long-term capital loss to the extent of the long-term capital gain recognized.


                 CUSTODIAN, FUND ACCOUNTANT AND ADMINISTRATOR

Beginning November 1997 Brown Brothers Harriman & Co. began serving as custodian, fund accountant and administrator for all Funds of the Trust. With respect to the Funds owning foreign securities, Brown Brothers Harriman & Co. may hold securities outside the United States pursuant to sub-custody arrangements separately approved by the Trust. Prior to November, Bankers Trust Company provided custody services and USSI provided fund accounting and administrative services. Services with respect to the retirement accounts will be provided by Security Trust and Financial Company of San Antonio, Texas, a wholly owned subsidiary of the Adviser.


                                 DISTRIBUTOR

U.S. Global Brokerage, Inc., 7900 Callaghan Road, San Antonio, Texas 78229, is the exclusive agent for distribution of shares of the funds. The distributor is obligated to sell the shares of the funds on a best-efforts basis only against purchase orders for the shares. Shares of the funds are offered on a continuous basis.



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                           INDEPENDENT ACCOUNTANTS

Price Waterhouse LLP, 700 North St. Mary's, San Antonio, Texas 78205, is the independent accountant for the Trust.


                            FINANCIAL STATEMENTS

The financial statements for the year ended October 31, 1997, are hereby incorporated by reference from the U.S. Global Accolade Funds 1997 Annual Report to Shareholders of that date that accompanies this Statement of Additional Information. If not included, the Trust will promptly provide a copy, free of charge, upon request to: U.S. Global Investors, Inc., P.O. Box 29467, San Antonio, Texas 78229-0467, 1-800-873-8637 or (210) 308-1234.

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